SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van") and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Fourth Amendment dated June 10, 2014 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012
Exhibit 10.2	Limited Continuing Guaranty

i

Item 1.01 Entry Into a Material Definitive Agreement

On June 10, 2014, Wells Fargo Bank, National Association, Southern Frac, LLC (“Southern Frac”), General Finance Corporation (“GFN”) and GFN Manufacturing Corporation entered into that certain Fourth Amendment (the “Fourth Amendment”) to certain Credit and Security Agreement, dated as of October 1, 2012, as amended by that certain First Amendment to Credit and Security Agreement, dated as of February 22, 2013, as amended by that certain Second Amendment to Credit and Security Agreement, dated as of June 26, 2013, and as amended by that certain Third Amendment to Credit and Security Agreement, dated as of September 5, 2013 (as so amended, the “Credit Agreement”).  The Fourth Amendment provides that GFN will issue a Limited Continuing Guaranty of certain accounts receivable owed to Southern Frac by affiliates of GFN which exceed $1,500,000 (the “Guaranty”).

The foregoing description of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.  The foregoing description of the Guaranty is qualified in its entirety by the Guaranty, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Fourth Amendment dated June 10, 2014 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012
10.2	Limited Continuing Guaranty of GFN

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 11, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Fourth Amendment dated June 10, 2014 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012
10.2	Limited Continuing Guaranty of GFN

3